Exhibit 10.26

078SLC3150290001

PRINTED BY TurboSwift AT:       2015.01.29 16:56:38         FOR: YESBINBBXXXX

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Message Name:	GUARANTEE/STANDBY LETTER OF CREDIT
Message Type:	F 760	Sent/Received:	PUNBGB22XXXX
Direction:	Input		PUNJAB NATIONAL BANK INTERNATIONAL
Priority:	Normal		1 MOORGATE
Session:	4091		LONDON
Sequence:	790564

	Input	Output	ACK	NAK	DUP	AUTH
MIR: 150129YESBINBBAXXX4091790564	Time	Time	Flag	Code	Flag	Code
MOR:	1655		0			SP
MUR:

NOTE:

1:	MESSAGE HEADER

F01YESBINBBXXXX

2:	APPLICATION HEADER

I760PUNBGB22XXXXN

4:	MESSAGE TEXT
:27:	Sequence of Total

Sequence of Total:             1/2

:20:	Transaction Reference Number

TRN:                                     078SLC3150290001

:23:	Further Identification

Further ID:                             ISSUE

:30:	Date

Date:                                      150129

:40C:	Applicable Rules

                                               NONE

:77C:	Details of Guarantee

Free Format:

TO : PUNJAB NATIONAL BANK (INTERNATIONAL) LIMITED HAVING ITS

REGISTERED ADDRESS AT 1 MOORGATE, LONDON EC2R 6JH, UNITED KINGDOM,

SWIFT CODE: PUNBGB22XXX

FROM : YES BANK LTD

MUMBAI

ADDRESS: GROUND FLOOR, SHRI AMBA SHANTI CHAMBERS,

OPP. HOTEL LEELA, ANDHERI KURLA ROAD, ? ANDHERI (EAST),

MUMBAI - 400059

TELEPHONE NOS: 022 - 6765 9951

FAX NO: 022 - 6765 9951

SWIFT: YESBINBB

CONTACT PERSON: ROHAN GADIPALLI

DATE : 29-JAN-2015

IRREVOCABLE STANDBY LETTER OF CREDIT NO. 078SLC3150290001

AT THE REQUEST OF MASTEK LIMITED (APPLICANT), WEYES BANK LTD, A COMPANY INCORPORATED AND REGISTERED UNDER THE COMPANIES ACT 1956 AND A BANKING COMPANY WITHIN THE MEANING OF SECTION 5(C) BANKING

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PRINTER: . .         QUEUE: _TMUMSND        BY: FARHANK

DATABASE KEY:   201501291204120002     USER KEY: 201501291204120000        PAGE:         1

PRINTED BY TurboSwift AT:    2015.01.29 16:56:38      FOR: YESBINBBXXXX

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078SLC3150290001

REGULATION ACT, 1949 AND HAVING ITS REGISTERED OFFICE AT NEHRU CENTRE, 9TH FLOOR, DISCOVERY OF INDIA, WORLI, MUMBAI 400 018 AND BRANCH AT GROUND FLOOR, SHRI AMBA SHANTI CHAMBERS, OPP HOTEL LEELA, ANDHERI-KURLA ROAD, ANDHERI-E, MUMBAI-400059 (HEREINAFTER CALLED THE BANK) HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.078SLC3150290001 IN YOUR FAVOUR UP TO AN AGGREGATE PRINCIPAL AMOUNT OF USD 3 MILLION (USD THREE MILLION) (IN WORDS) FOR THE PURPOSE OF SECURING UNPAID INDEBTEDNESS, DUE OR OWING TO YOU ARISING OUT OF BANKING FACILITIES AGREED TO BE GRANTED BY YOU TO MAJESCO INC. USA, A COMPANY INCORPORATED IN THE UNITED STATES OF AMERICA, COMPANY NUMBER C1523009 AND HAVING ITS REGISTERED OFFICE ADDRESS AT 5 PENN PLAZA, 14TH FLOOR, 33RD STREET 8TH AVENUE, NY 10001, NEW YORK, USA (HEREINAFTER CALLED THE BORROWER).

THIS STANDBY LETTER OF CREDIT IS PAYABLE WITHIN 3 BUSINESS DAYS FROM TIME TO TIME UP TO 15-JAN-2018 AGAINST YOUR FIRST WRITTEN DEMAND THROUGH, AUTHENTICATED SWIFT MESSAGE TO OUR ISSUING OFFICE STATED ABOVE TOGETHER WITH YOUR CERTIFICATE WHICH SHALL BE IN THE FOLLOWING FORM (COMPLETED AS APPROPRIATE) SIGNED BY ANY ONE OF YOUR AUTHORISED SIGNATORIES. THE TERM BUSINESS DAYS SHALL MEAN THE DAY ON WHICH WE ARE OPEN FOR BUSINESS IN MUMBAI (LOCATION OF THE FOREIGN BANK), INDIA. DEMAND HEREUNDER TO BE MADE BY AUTHENTICATED SWIFT ADVICE IN WHICH CASE THE CERTIFICATE REQUIREMENT SHALL BE WAIVED.

SUCH PAYMENT AS DEMANDED BY YOU WILL BE MADE BY US TO YOU, WITHOUT ANY CONTESTATION OR PROTEST OR DELAY ON OUR PART AND WITHOUT ANY SET OFF, DEFENCES, DEDUCTIONS OR WITHHOLDING CHARGES/TAXES OF ANY KIND NOW OR HEREAFTER IMPOSED, LEVIED, COLLECTED, WITHHELD OR ADDRESSED BY ANY OTHER AUTHORITY WHATSOEVER, AND NOTWITHSTANDING: (I) ANY AMENDMENT TO THE FACILITY AGREEMENT/DOCUMENTS AGREED UPON BETWEEN YOU AND THE BORROWER AND/OR (II) ANY ILLEGALITY, INVALIDITY OR UNENFORCEABILITY OF THE CREDIT FACILITY AGREEMENT/DOCUMENTS OR THE GRANTING OF ANY TIME OR OTHER INDULGENCE IN RELATION TO THE FACILITY.

DEFAULT CERTIFICATE

STANDBY LETTER OF CREDIT NO.078SLC3150290001 DATE (29-JAN-2015) ISSUING BANK:YES BANK LTD, GROUND FLOOR, SHRI AMBA SHANTI CHAMBERS, OPP HOTEL LEELA, ANDHERI- KURLA ROAD, ANDHERI-E, MUMBAI -400059 (BRANCH ADDRESS) WITH REFERENCE TO THE ABOVE STANDBY LETTER OF CREDIT WE HEREBY CERTIFY THAT THE SUM OF 3 MILLION (USD THREE MILLION) REPRESENTS UNPAID INDEBTEDNESS DUE OR OWING TO US PURSUANT TO THE BANKING FACILITIES GRANTED BY US TO THE BORROWER DEFINED IN THE ABOVE STANDBY LETTER OF CREDIT.’

SPECIAL INSTRUCTIONS

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PRINTER: . .        QUEUE: _TMUMSND     BY: FARHANK

DATABASE KEY:   201501291204120002 USER KEY:   201501291204120000        PAGE:       2

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PARTIAL CLAIMS CAN BE MADE UNDER THIS STANDBY LETTER OF CREDIT AND THERE CAN BE MULTIPLE PARTIAL CLAIMS, PROVIDED HOWEVER

078SLC3150290001

THAT THE SUM OF ALL PARTIAL CLAIMS UNDER THIS STANDBY LETTER OF CREDIT WILL NOT EXCEED USD THREE MILLION ONLY)

THIS SBLC IS VALID UP TO 15-JAN-2018 AND OUR LIABILITY UNDER THIS SBLC WILL BE REDUCED AUTOMATICALLY, WITHIN 15 DAYS OF THE REPAYMENT DATE AS PER THE REPAYMENT SCHEDULE OF THE FACILITY, MENTIONED HEREIN BELOW, WITHOUT ANY NEED OF AN ORAL OR WRITTEN CONFIRMATION FROM PNB UK.

SCHEDULE

EXP. REPAYMENT AT	REPAYMENTS AS PERCENT OF LOAD
END OF THE MONTH
12	0.00 PERCENT
18	12.50 PERCENT
24	12.50 PERCENT
30	12.50 PERCENT
36	62.50 PERCENT
TOTAL	100.00 PERCENT

THIS STANDBY LETTER OF CREDIT AND/OR ANY RIGHTS AVAILABLE TO YOU HEREUNDER MAY BE FREELY ASSIGNED/TRANSFERRED BY YOU TO ANY THIRD PARTY,ONLY WITH OUR PRIOR CONSENT, WITHOUT PAYMENT OF ANY RELATED FEE. WE SHALL NOT ASSIGN/TRANSFER ANY OF OUR RIGHTS AND/OR OBLIGATIONS HEREUNDER TO ANY THIRD PARTY WITHOUT YOUR PRIOR WRITTEN CONSENT. HOWEVER, IF THE CONSENT IS NOT RECEIVED WITH 7 BUSINESS DAYS THEN IT WILL BE DEEMED TO BE ACCEPTED BY YOU.

IF ANY OF THE PROVISIONS OF THIS STANDBY LETTER OF CREDIT BECOME INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT UNDER ANY LAW, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

A WRITTEN DEMAND BY YOU IS CONCLUSIVE EVIDENCE THAT SUCH SUM OR SUMS ARE DUE.

IF ANY OF THE PROVISIONS OF THIS STANDBY LETTER OF CREDIT BECOMES INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT UNDER ANY LAW, THE VALIDITY, LEGALITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

THIS STANDBY LETTER OF CREDIT CONSTITUTES AN OBLIGATION TO MAKE PAYMENT AGAINST DEMAND CERTIFICATE AS MENTIONED ABOVE EXCEPT TO THE EXTENT THE EXPRESS PROVISIONS HEREOF CONFLICT.

CONT ON PAGE 2

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PRINTER: . .       QUEUE: _TMUMSND         BY: FARHANK

DATABASE KEY:   201501291204120002      USER KEY:    201501291204120000             PAGE: 3

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5:	TRAILER
CHK:	Checksum	1A9036D5E53C

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078SLC3150290001

PRINTED BY TurboSwift AT:     2015.01.29    16:56:44    FOR: YESBINBBXXXX

***** CAUTION *** COPY COPY COPY COPY COPY COPY COPY COPY COPY *** CAUTION****

Message Name: GUARANTEE/STANDBY LETTER OF CREDIT
Message Type:	F 760	Sent/Received:	PUNBGB22XXXX
Direction:	Input		PUNJAB NATIONAL BANK INTERNATIONAL
Priority:	Normal		1 MOORGATE
Session:	4091		LONDON
Sequence:	790564

MIR: 150129YESBINBBAXXX4091790565	Input	Output	ACK	NAK	DUP	AUTH
MOR:	Time	Time	Flag	Code	Flag	Code
MUR:	1655		0			SP

NOTE:

1:	MESSAGE HEADER

F01YESBINBBXXXX

2:	APPLICATION HEADER

I760PUNBGB22XXXXN

4:	MESSAGE TEXT
:27:	Sequence of Total

Sequence of Total:               2/2

:20:	Transaction Reference Number

TRN:                                    078SLC3150290001

:23:	Further Identification

Further ID:                            ISSUE

:30:	Date

Date:                                      150129

:40C:	Applicable Rules

    NONE

:77C:	Details of Guarantee

Free Format:

WE CONFIRM THAT:

1)     WE WILL MAKE AVAILABLE TO YOU AND/OR AUTHORISED REPRESENTATIVES ALL THE DOCUMENTS RELATING TO THIS TRANSACTION FOR YOUR EXAMINATION/VERIFICATION.

2)     NECESSARY REQUIREMENT UNDER THE KNOW YOUR CUSTOMER POLICY HAVE BEEN COMPLIED WITH IN RESPECT OF OUR CUSTOMER AND THE UNDERLYING TRANSACTION IS A BONAFIED COMMERCIAL TRANSACTION.

3)     WE CONFIRM THAT WE HOLD NECESSARY AUTHORISATION FOR LOCAL EXCHANGE CONTROL AUTHORITIES FOR EFFECTING THE REMITTANCE UNDER THE THIS STANDBY LETTER OF CREDIT THIS STANDBY LETTER OF CREDIT IS EFFECTIVE FROM 29-JAN-2015 AND EXPIRES ON 15-JAN-2018.

WE HEREBY AGREE THAT ALL DEMANDS MADE ON US AND PRESENTED IN CONFORMITY WITH THE TERMS OF THIS STANDBY LETTER OF CREDIT SHALL BE DULY HONOURED, UNCONDITIONALLY BY US IMMEDIATELY WITHIN 3 BUSINESS DAYS AND WE UNDERTAKE TO REMIT TO SUCH ACCOUNT AS YOU MAY DESIGNATE THE FULL AMOUNT OF EACH SUCH DEMAND.

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PRINTER: . . QUEUE: _TMUMSND      BY: FARHANK

DATABASE KEY: 201501291208050002   USER KEY: 201501291208050000       PAGE: 1

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078SLC3150290001 part 2

THE STANDBY LETTER OF CREDIT IS SUBJECT TO 2007 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 600) (UCP) AND COURTS OF ENGLAND AND WALES SHALL HAVE EXCLUSIVE JURISDICTION.

FOR ALL MATTERS NOT GOVERNED BY UCP, THIS STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY ENGLISH LAW. NOTWITHSTANDING ANYTHING CONTAINED HEREINABOVE: (A) OUR LIABILITY UNDER THIS SBLC WILL BE REDUCED FROM TIME TO TIME, PURSUANT TO THE REPAYMENT SCHEDULE MENTIONED HEREIN ABOVE B) OUR LIABILITY UNDER THIS SBLC WILL NOT EXCEED USD THREE MILLION ONLY) (B) THIS SBLC SHALL BE VALID UP TO 29-JAN-2015 AND (C) WE ARE LIABLE TO PAY THE GUARANTEED AMOUNT OR ANY PART THEREOF UNDER THIS STANDBY LETTER OF CREDIT ONLY AND ONLY IF YOU SERVE UPON US A WRITTEN CLAIM OR DEMAND VIA AUTHENTICATED SWIFT MESSAGE ADDRESSED TO US AT OUR SWIFT NO. YESBINBB.

AUTHORISED SIGNATORY OF ISSUING BANK

REGARDS

YES BANK LTD

TRADE FINANCE DEPARTMENT

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CHK:	Checksum	FAE67E2D1434

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PRINTER: . .              QUEUE: _TMUMSND      BY: FARHANK

DATABASE KEY: 201501291208050002    USER KEY: 201501291208050000      PAGE:     2

078SLC3150290001      amendment

PRINTED BY TurboSwift AT:      2015.01.30 13:15:45      FOR: YESBINBBXXXX

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Message Name: GUARANTEE/STANDBY LETTER OF CREDIT AMENDMENT
Message Type:	F 767	Sent/Received:	PUNBGB22XXXX
Direction:	Input		PUNJAB NATIONAL BANK INTERNATIONAL
Priority:	Normal		1 MOORGATE
Session:			LONDON
Sequence:

MIR:	Input	Output	ACK	NAK	DUP	AUTH
MOR:	Time	Time	Flag	Code	Flag	Code
MUR:

NOTE:

1:	MESSAGE HEADER

F01YESBINBBXXXX

2:	APPLICATION HEADER

I767PUNBGB22XXXXN

4:	MESSAGE TEXT
:27:	Sequence of Total

Sequence of Total:                1/1

:20:	Transaction Reference Number

TRN:                                      078SLC3150290001

:21:	Related Reference

Reference:                              NON REF

:23:	Further Identification

Further ID:                             AMENDMENT

:30:	Date

Date:                                       150129

:26E:	Number of Amendment

     1

:31C:	Date of Issue or Request to Issue

Date:                                       150130

:77C:	Amendment Details

Free Format:

KIND ATTN : STANDBY LETTER OF CREDIT DEPT:

STANDBY LETTER OF CREDIT NUMBER: 078SLC3150290001

WE AMEND THE ABOVE MENTIONED STANDBY LETTER OF CREDIT AS UNDER:

1)  STANDBY LETTER OF CREDIT EXPIRY DATE AND CAIM EXPIRY DATE ARE EXTENDED UP TO 28-JAN-2018 INSTEAD OF EXISTING.

ALL OTHER TERMS OF OUR STANDBY LETTER OF CREDIT REMAIN UNCHANGED.

REGARDS

YES BANK LTD

TRADE SERVICE, MUMBAI

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PRINTER: . .            QUEUE: _VER2             BY: PANKAJP

DATABASE KEY: 201501292032530001    USER KEY: 201501292032530000          PAGE:           1

PRINTED BY TurboSwift AT: 2015.01.30 13:15:45          FOR: YESBINBBXXXX

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078SLC3150290001 amendment

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PRINTER: . . QUEUE: _VER2                            BY: PANKAJP

DATABASE  KEY:   201501292032530001     USER KEY: 201501292032530000        PAGE:        2

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